As filed with the Securities and Exchange Commission on May 29, 2008

1933 Act File No. 2-89729
1940 Act File No. 811-03980

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933           ☒
Pre-Effective Amendment No.                  ☐

Post-Effective Amendment No. 84            ☒

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940           ☒

Amendment No. 87           ☒

MORGAN STANLEY INSTITUTIONAL FUND
TRUST
(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 548-7786
Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq.	Stuart M. Strauss, Esq.
Kramer Levin Naftalis & Frankel LLP	Clifford Chance US LLP
1177 Avenue of the Americas	31 West 52nd Street
New York, New York 10036	New York, New York 10019

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b)
☐ On (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☒ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2) of rule 485.
Amending the Prospectus
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Advisory Portfolio V

Subject to Completion, dated May 29, 2008

, 2008

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Advisory Portfolio V

, 2008

Advisory Portfolio V

, 2008

Advisory Portfolio V

Objective

The Advisory Portfolio V seeks returns consistent with returns generated by the market for mortgage securities.

Approach

The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and U.S. dollar-denominated investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may also invest in to-be-announced pass through mortgage securities which settle on a delayed delivery basis (“TBAs”).

The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in currencies other than U.S. dollars and will be investment grade.

Process

Morgan Stanley Investment Management Inc. (the “Adviser”) employs a value approach toward mortgage investing. The Adviser’s research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser also measures various types of risk by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates, the shape of the yield curve, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Derivative instruments used by the Portfolio will be counted towards the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

The Portfolio’s principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment

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Advisory Portfolio V (Cont’d)

rates also can shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs, which are a type of derivative, may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Investing in the securities of foreign issuers, particularly those located in emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio’s overall value to decline to a greater degree.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Performance

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

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The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Total Annual
		Distribution			Portfolio
	Advisory	and/or Service	Other		Operating
Portfolio	Fees	(12b-1) Fees	Expenses	*	Expenses	**

Advisory Portfolio V	0.375%	None	0.12%		0.50%

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Other Expenses are based on estimated amounts.
**

The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses for the Portfolio, other than fees paid on behalf of the Portfolio to the Trustees. These advisory fee waivers and/or expense reimbursements may be amended or terminated at any time without notice. After giving effect to all advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses for the Portfolio are estimated to be 0.001%.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

Portfolio	1 Year	3 Years

Advisory Portfolio V	$51	$160

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Investment Strategies and Related Risks

This section discusses in greater detail the Portfolio’s principal investment strategies and the other types of investments that the Portfolio may make. Please read this section in conjunction with the earlier summaries. The Portfolio’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage

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bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates,

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referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The investments of the Portfolio may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

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Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, CMOs, stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used by the Portfolio in connection with its investments in securities that are denominated in foreign currencies to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolio may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, futures contract or currency at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, futures contract or currency at an agreed-upon price. The Portfolio may purchase exchange listed or over-the-counter options that may be covered or uncovered.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap

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agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate any credit and interest rate risk.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

Leveraging Risk

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause the Portfolio to fail to meet its investment objectives.

Portfolio Turnover

Consistent with their investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to

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incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments

A portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The Portfolio is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). A non-diversified portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified portfolio. A portfolio that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”) with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

Purchasing Shares

The Portfolio is available only to private advisory clients of the Adviser. Shares of the Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order. The Fund may elect to remain open on days when the New York Stock Exchange (“NYSE”) is closed or closes early but the primary securities markets on which the Portfolio’s securities trade are open.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

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Redeeming Shares

Shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission. The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio’s securities trade are open.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

Frequent Purchases and Redemptions of Shares

Because the Portfolio is only available to private advisory clients of the Adviser and are therefore not susceptible to the same “market-timing” or “short-term trading” practices that the Fund’s more widely offered portfolios are, the Fund does not apply its “market-timing” or “short-term trading” policies with respect to this Portfolio. However, as noted above under “Purchasing Shares,” the Fund may reject, limit or prohibit, in its sole discretion and without prior notice, additional purchases and/or exchanges.

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Advisory Portfolio V

, 2008

General Shareholder Information

Valuation of Shares

The price of the Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolio is open for business. The Fund may, however, elect to remain open and price shares of the Portfolio on days when the NYSE is closed but the primary securities markets on which the Portfolio’s securities trade remain open.

The Portfolio values its securities at market value. When no quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund’s Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the Portfolio from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

11

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distribute substantially all of its net investment income to shareholders monthly.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

12

Advisory Portfolio V

, 2008

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of                     , 2008, the Adviser, together with its affiliated asset management companies, had approximately $               billion in assets under management or supervision.

The Adviser makes investment decisions for the Fund’s Portfolio and places the Portfolio’s purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The Adviser’s annual contractual rate of compensation is 0.375% of daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement will be available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008.

13

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard and Roberto M. Sella, each a Managing Director of the Adviser.

Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and began managing the Advisory Portfolio V at its inception. Mr. Sella has been associated with the Adviser in an investment management capacity since 1992 and began managing the Advisory Portfolio V at its inception.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

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Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information (“SAI”), dated                     , 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,

1-800-354-8185.

IFTADVPRO 01/08

The Information in this Preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion – Dated May 29, 2008

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ADVISORY PORTFOLIO V PROSPECTUS

, 2008

Morgan Stanley Institutional Fund Trust (the “Fund”) is a mutual fund consisting of 22 portfolios offering a variety of investment alternatives. Of the 22 portfolios, [three] portfolios are not operational. This Statement of Additional Information (the “SAI”) sets forth information about the Fund applicable to the Advisory Portfolio V (the “Portfolio”). Separate SAI’s dated January 31, 2008 and June __, 2008 set forth information about the Fund applicable to the other 21 portfolios (collectively, the “Portfolios”).

This SAI is not a prospectus but should be read in conjunction with the Fund’s prospectus relating to the Advisory Portfolio V, dated          , 2008, as may be supplemented from time to time. To obtain a copy of this prospectus, please call Shareholder Services at the number indicated below.

The Fund’s most recent annual report is a separate document supplied with this SAI and includes the Fund’s audited financial statements, which are incorporated by reference into this SAI.

SHAREHOLDER SERVICES: 1-800-548-7786

PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

INVESTMENT STRATEGIES AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser”) to the Fund. As used in this Section and elsewhere in this SAI, the term “Adviser” includes Morgan Stanley Investment Management Limited (the “Sub-Adviser”), as Sub-Adviser to the International Fixed Income Portfolio, as applicable.

Emerging Market Investing: The Adviser’s approach to emerging market investing is based on the Adviser’s evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the members of the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. The Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of the Portfolio. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio’s interest rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser’s judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio’s foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments.

Maturity and Duration Management: One of two main components of the Adviser’s fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See “Value Investing” for a description of the second main component of the Adviser’s fixed income strategy.

About Maturity and Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always shorter than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: As described in the applicable prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio’s primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser’s fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

INVESTMENTS AND RISKS

ADRs: American Depositary Receipts (“ADRs”) are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios’ investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

Borrowing. The Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. Each Portfolio will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. The use of leverage also may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds have been issued fairly recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) The Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSRO”) in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor’s or Prime 1 or Prime 2 by Moody’s) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch IBCA, Inc. (“Fitch”));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or Standard & Poor’s.

Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations (“CMOs”) are derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a real estate mortgage investment conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage-related securities.

The Portfolio may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Convertibles: Convertibles may be considered either equity securities or fixed income securities. They are commonly Corporates (as defined below) or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser’s option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds (“Corporates”) are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Covered Call Writing. The Portfolio is permitted to write (sell) listed and over-the-counter (“OTC”) covered call options on portfolio securities. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation. OTC options are sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolios and will have the same characteristics as listed calls.

The Portfolio, in return for a call it has written, receives a premium (i.e., the price of the option) and agrees to sell the underlying security, if called, at the exercise price prior to the expiration date of the option, regardless of its then current market price. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than they would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the option decline in value.

The Portfolio intends to write options that are “covered” only. A call option is “covered” as long as the Portfolio continues to own the underlying securities in an amount greater than or equal to the nominal value of the associated options contracts.

The Portfolio will engage in OTC covered call option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. In addition, the Portfolio may enter into a transaction in an OTC covered call option only if the counterparty has, at the time the transaction is entered into, a senior debt (or equivalent) rating of at least AA- by the Standard & Poor’s, or Aa3 by Moody’s or a comparable rating by another NRSRO or a commercial paper or equivalent rating of at least A-1 by Standard & Poor’s or P-1 by Moody’s or a comparable rating by another NRSRO.

The Portfolio may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls they have written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

The liquidity of listed covered call options is dependent on the liquidity of the underlying security and the options market in general and, in the case of OTC covered call options, the creditworthiness of the transacting dealer and the terms of the contract. OTC covered call options are negotiated with dealers and there is no secondary market for these investments.

Depositary Receipts: Depositary receipts are Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund’s investment policies, a Portfolio’s investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives may include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters, Options, SMBS, Structured Investments, Structured Notes and Swaps.

The Portfolio may enter into OTC derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Fund’s Board of Trustees (the “Board”).

When the Portfolio engages in certain types of derivative transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. The Portfolio, in that position, could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, Preferred Stock, Public Bank Loans, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, Delayed Delivery and Forward Commitments, Yankee and Eurodollar Obligations and Zero Coupons.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: The Portfolio investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. The Portfolio may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The Portfolio may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio’s foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: Forward Foreign Currency Exchange Contracts (“Forwards”) are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio’s entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio’s obligations in a segregated account throughout the duration of the contract.

The Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as “synthetic” securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forwards are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (“CFTC”). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio’s obligation under the Forward. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward. See also “Leverage” above for a description of leverage risk.

Futures: Futures contracts and options on futures contracts (“Futures”) are derivatives. The Portfolio may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio’s margin deposits will be placed in a segregated account maintained by the Fund’s custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio’s exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Limitations on Futures Contracts. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA. Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the Portfolio’s prospectus or this SAI. There is no overall limitation on the percentage of the Portfolio’s net assets which may be subject to a hedge position.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio’s ability to effectively hedge. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

The Portfolio’s use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See also “Leverage Risks” below for a description of leverage risk.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody’s or BB through D by Standard & Poor’s, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody’s or BBB by Standard & Poor’s are classified as non-investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio’s ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are equity securities and include open-end, closed-end and unregistered investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor’s or Fitch or Aaa, Aa, A or Baa by Moody’s); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be “high grade.” The Portfolio is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or “high grade” security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Mortgage Securities: Mortgage-backed securities (“Mortgage Securities”) are fixed income securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee’s monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See “Leverage Risks” above for a description of leverage risk.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages (“ARM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. ARMs are mortgages which reset the mortgage’s interest rate with changes in open market interest rates. The Portfolios’ interest income will vary with changes in the applicable interest rate on pools of ARMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios’ net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by Freddie Mac. Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates which represent interests in mortgages from

Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal government guarantor of mortgage-backed securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody’s and/or Standard & Poor’s or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a “TBA” (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis. See “Leverage Risks” above for a description of leverage risk.

Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

Options: Options are derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

The Portfolio may purchase over-the-counter options (“OTC Options”) from, or sell them to, securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio’s limitation on investing in illiquid securities.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option’s strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. The Portfolio may purchase and write options on foreign currencies for purposes similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency falls, the Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency’s fall would have had on the Portfolio’s holdings.

Conversely, the Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio loses money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

The Portfolio may write options on foreign currencies for the same purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either “cover” the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of Options on Futures Contracts and on Foreign Currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less then $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

When conducted outside the United States, options may not be regulated as rigorously as in the United States and may not involve a clearing mechanism and related guarantees. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies, securities and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

Repurchase Agreements: Repurchase agreements are fixed income securities in the form of an agreement backed by collateral. The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio’s custodian bank until repurchased. Such agreements permit the Portfolio to keep all its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Adviser and Morgan Stanley Investment Management Inc. (the “Administrator”) will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Portfolio may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio’s participation in the income from jointly purchased repurchase agreements will be based on that Portfolio’s percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures. See “Leverage Risks,” above, for a description of leverage risk.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Securities Lending: The Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

The Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Selling: A short sale is a transaction in which the Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. The Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities (“SMBS”) are derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed “illiquid” and subject to each Portfolio’s limitation on investing in illiquid securities.

Structured Products: The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured Notes: Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio will use structured notes consistent with its investment objectives and policies.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps: The Portfolio may enter into swap contracts (“Swaps”). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Options on Swaps. The Portfolio may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Portfolio, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. The Portfolio may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps. The Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

U.S. Government Securities: The term “U.S. Government securities” refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Governments that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

When-Issued and Delayed Delivery Securities and Forward Commitments. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on the Portfolio’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See “Leverage Risks” above for a description of leverage risk.

When, As and If Issued Securities: The Portfolio may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when as and if issued” basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: The Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolio will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: The Portfolio may invest in zero coupon bonds (“Zero Coupons”), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Portfolio intends to pass along such interest as a component of the Portfolio’s distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

INVESTMENT LIMITATIONS

Fundamental Limitations. The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, the Portfolio will not change its objective and will not:

(1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4) invest in a manner inconsistent with its classification as a “diversified company” as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time (this restriction does not apply to the International Fixed Income Portfolio, Advisory Portfolio II, Advisory Portfolio III or Advisory Portfolio IV);

(5) borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) the Portfolio will concentrate in mortgage-backed securities; and

(8) issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. The Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, the Portfolio will not:

(1) enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio’s total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio’s obligations under such contracts;

(2) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that the Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(3) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(4) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(5) invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(6) invest for the purpose of exercising control over management of any company; and

(7) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that the Portfolio will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio’s assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolio may enter into interfund lending arrangements. Interfund loans and borrowings permit the Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. The Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, the Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio’s investment objectives and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees, the Adviser and Morgan Stanley Investment Management Limited, as Sub-Adviser to the International Fixed Income Portfolio, have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Adviser’s fiduciary duties to Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and
•

top 10 (or top 15) holdings monthly, at least 15 calendar days after the end of each month (other than with respect to the Advisory Portfolio, the Advisory Portfolio III, Advisory Portfolio IV, Advisory Portfolio V and Municipal Portfolio and, when such Portfolios commence operations, the Advisory Portfolio II, Advisory Portfolio-Series 1 and Advisory Portfolio-Series 2).

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible for exemptions currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics services and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Adviser or any affiliate of the Adviser or the Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time

Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Daily	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
JPMorgan Chase Bank, N.A.(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)	This information will also be provided upon request from time to time.
(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser, the Sub-Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public information.

In no instance may the Adviser, the Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and Sub-Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, Morgan Stanley Distribution, Inc., as distributor of the Fund (the “Distributor”), or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class I shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans with plan assets of at least $5 million investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities with at least $5 million of investable assets investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the Independent Trustees of the Fund. If the value of your account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

Investors purchasing and redeeming shares of the Portfolio through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary’s services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Class I shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

REDEMPTION OF SHARES

The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund’s prospectuses under “Valuation of Shares” and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder’s cost depending on the market value of the securities held by the Portfolio. See the prospectus for additional information about redeeming shares of the Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund’s Portfolio to another person by written request to Shareholder Services at Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under “Redemption of Shares.” As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share (“NAV”) is determined by dividing the total market value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio.

In the calculation of the Portfolio’s NAV: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of the Portfolio’s securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund’s affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Officers and Trustees. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) and certain of the funds advised by Morgan Stanley AIP GP LP and the Adviser (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees of the Fund. The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2007) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996- 2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2007) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

**	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (39) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

***	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007 is set forth in the table below.

Aggregate Dollar Range of
Equity Securities
in All Registered
Investment Companies
	Dollar Range of	Overseen by Trustee in
	Equity Securities	Family of Investment
	in the Fund	Companies
Name of Trustee	(as of December 31, 2007)	(as of December 31, 2007)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	$10,001 - $50,000	over $100,000
Michael F. Klein	$ 50,001 - $100,000	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	over $100,000	over $100,000

Interested:
James F. Higgins	None	over $100,000

(1)

Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

[As of         2008, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.]

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During its fiscal year ended September 30, 2007, the Audit Committee held six meetings.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. During its fiscal year ended September 30, 2007, the Governance Committee held three meetings.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Insurance,

Valuation and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively. During the Fund’s fiscal year ended September 30, 2007, the Insurance, Valuation and Compliance Committee and Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee held three meetings and one meeting, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory, as applicable, and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.
(2)	Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.
(3)	Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund’s fiscal year ended September 30, 2007, the Investment Committee and Sub-Committees of the Investment Committee held five meetings and three meetings, respectively.

There were six meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2007.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers. Effective October 1, 2007, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to the Fund’s Trustees by the Fund for the fiscal year ended September 30, 2007 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007.

COMPENSATION

		Total Compensation
	Aggregate Compensation	From Fund and Fund
Name of Independent Trustee:(1)	From the Fund(2)	Complex Paid to the Trustees(3)

Frank L. Bowman(2)(3)	$19,517	$197,500
Michael Bozic	$18,184	$215,000
Kathleen A. Dennis	$17,077	$200,000
Manuel H. Johnson	$20,780	$245,000
Joseph J. Kearns(2)(3)	$22,384	$268,125
Michael F. Klein	$17,077	$200,000
Michael E. Nugent	$31,168	$370,000
W. Allen Reed(2)(3)	$12,934	$200,000
Fergus Reid(3)	$18,184	$223,125

Name of Interested Trustee:

James F. Higgins(4)	$11,637	$140,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2007: Mr. Bowman, $19,517; Mr. Kearns, $11,319; and Mr. Reed, $12,934.

(3)

The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plans was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Mr. Higgins was approved to receive an annual retainer fee at the February 20 - 21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued	Estimated Annual Benefits
	as Fund Expenses	Upon Retirement(1)
Name of Independent Trustee	By All Adopting Funds	From All Adopting Funds

Michael Bozic	$17,614	$45,874
Manuel H. Johnson	$18,586	$67,179
Michael E. Nugent	$29,524	$60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

INVESTMENT ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of ___________, 2008, the Adviser, together with its affiliated asset management companies, had approximately $__________ billion in assets under management or supervision.

Under an Investment Advisory Agreement (the “Agreement”) with the Fund, the Adviser, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund’s Portfolios and to place each Portfolio’s purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on 0.375% annual percentage rates, to the Portfolio’s average daily net assets for the quarter.

The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse all expenses deducted from Portfolio assets for the Portfolio, other than fees paid on behalf of the Portfolio to the Trustees. The Adviser reserves the right to terminate its fee waivers and/or expense reimbursements at any time in its sole discretion.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/msim. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.
•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark

(as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by the Portfolio Managers. As of           , 2008: Scott F. Richard managed registered investment companies with a total of approximately $          in assets; pooled investment vehicles other than registered investment companies with a total of approximately $           in assets; and other accounts with a total of approximately $           in assets. Roberto M. Sella managed registered investment companies with a total of approximately $           in assets; pooled investment vehicles other than registered investment companies with a tota l of approximately $           million in assets; and other accounts with a total of approximately $_____ billion in assets. Of these other accounts, _____ accounts with a total of approximately $           million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of the date of this SAI, this Portfolio is not yet operational.

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to affiliates, certain insurance companies and/or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”), in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any shareholder servicing fees that may be payable by the Portfolio. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor (“Affiliated Entities”) and other Intermediaries include the following annual amounts paid out of the Adviser’s or the Distributor’s own funds:

(1)

With respect to Affiliated Entities, an amount: (1) up to 35% of each Portfolio’s advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity’s accounts, or (2) up to 0.25% of the average monthly net asset value of such shares;

(2)	With respect to other Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries’ accounts; and
(3)

With respect to Investment Class shares held through Morgan Stanley’s Stable Value Program, an amount up to 0.22% of the average daily net assets of such shares to Affiliated Entities or other Intermediaries.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries, may provide Affiliated Entities and such other Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which the Affiliated Entity or other Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or other Intermediary as to its compensation.

FUND ADMINISTRATION

Morgan Stanley Investment Management also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the “Administration Agreement”). Under the Administration Agreement, Morgan Stanley Investment Management receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund’s average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement.

OTHER SERVICE PROVIDERS

Custodian. JPMorgan Chase Bank, N.A., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund’s Transfer Agent and Dividend Disbursing Agent.

Independent Registered Public Accounting Firm.                     , located at                      , serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.

Fund Counsel. Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument;

confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser’s knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the “Affiliated Brokers”). The Adviser may, in the exercise of its discretion under the Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Portfolio Turnover. The Portfolio generally does not invest for short-term trading purposes; however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolio to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Tax Considerations,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006

(the “Declaration of Trust”). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. Each of the Portfolios are diversified except for the International Fixed Income Portfolio, Advisory Portfolio II, Advisory Portfolio III, Advisory Portfolio IV and Advisory V Portfolio, which are non-diversified.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Portfolios”) of shares. Currently, the Fund consists of 22 Portfolios (three of which are not operational).

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund’s policy is to distribute substantially all of each Portfolio’s net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal income tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios undistributed net investment income is included in the Portfolio’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount, timing and character of distributions made by the Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: The Portfolio is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, the Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

The Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, the Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of the Portfolio’s taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio’s fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio’s other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by the Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Portfolio when the Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolio may be “Section 1256 contracts.” Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with unrealized gains or losses treated as though they were realized. Any gains or losses, including “marked to market” gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses (“60/40”) although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio, may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

The Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that the Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio’s current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. Income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions by the Portfolio in excess of the Portfolio’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Portfolio of investment income and short-term capital gains.

Distributions of the Portfolio attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain “non-domestically controlled” REITs, and certain REIT capital gain dividends) will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, and be subject to tax at the same rates applicable to U.S. shareholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Such distributions may be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a federal income tax return. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of distributions from the Portfolio.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains will return to 20% for taxable years beginning before January 1, 2011. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Seco nd, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of the Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a “U.S. real property holding corporation,” as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder’s federal income tax liability on such disposition. However, clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to these provisions. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested within various countries is not known. The Portfolio intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio’s year, more than 50% of a Portfolio’s assets are represented by foreign securities, then such Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If the Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of the Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio’s gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 31-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass-through” of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolios.

PERFORMANCE INFORMATION

The Portfolio is newly organized. As a result, it has no operating history or performance information to report.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended September 30, 2007, including notes thereto and the reports of                , independent registered public accounting firm, thereon, are incorporated herein by reference. A copy of each of the 2007 Annual Reports will accompany the delivery of this SAI.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. Policy Statement

Introduction—Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services—RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include indepth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company.

Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.
•	General updating/corrective amendments to the charter, articles of association or bylaws.
•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.
f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.
g.

We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.
4.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
6.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.

Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in capital structure.

1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.
•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:
•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.
6.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. Administration of Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.

If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX B — DESCRIPTION OF RATINGS

I. Excerpts from Moody’s Investors Service, Inc.’s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered upper medium grade obligations; Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; Ba: judged to have speculative elements; their future cannot be considered well-assured; B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II. Excerpts from Standard & Poor’s Rating Group’s Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments; AA: obligation differs from the highest-rated obligations only in small degree; obligor’s capacity to meet its financial commitment on the obligation is very strong; A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor’s capacity to meet its financial commitment on the obligation is still strong; BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Excerpts from Fitch, Inc.’s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV. Excerpts from Moody’s Investors Service, Inc.’s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V. Excerpts from Standard & Poor’s Rating Group’s Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI. Excerpts from Fitch, Inc.’s Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay is very strong, although not quite as strong as preferred stocks rated “AAA”.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor’s ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                            PART C: OTHER INFORMATION

                         POST-EFFECTIVE AMENDMENT NO. 84

ITEM 23. EXHIBITS

(a)       Amended and Restated Declaration of Trust, dated August 24, 2006, is incorporated by reference to Exhibit (a) of Post- Effective Amendment
          No. 70 to the Registration Statement on Form N-1A, as filed on
          November 30, 2006.

(b)       Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b)(5) of Post-Effective Amendment No. 61 to the
          Registration Statement on Form N-1A, as filed on December 10, 2003.

(c)       Not Applicable.

(d)(1)    Amended and Restated Investment Advisory Agreement with Morgan Stanley
          Investment Management Inc. , dated June 1, 2005, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 82 to the
          Registration Statement on Form N-1A, as filed on January 30, 2008.

   (2)    Investment Sub-Advisory Agreement with Morgan Stanley Investment
          Management Limited (relating to the International Fixed Income
          Portfolio), dated April 25, 2006, is incorporated by reference to
          Exhibit (d)(2) of Post- Effective Amendment No. 82 to the Registration
          Statement on Form N-1A, as filed on January 30, 2008.

(e)       Distribution Agreement with MAS Fund Distribution, Inc. (now Morgan
          Stanley Distribution, Inc. ), dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50 to the
          Registration Statement on Form N-1A, as filed on July 10, 1998.

(f)       Deferred Compensation Plan is incorporated by reference to Exhibit
          (g)(4) to Post-Effective Amendment No. 62 to the Registration
          Statement on Form N-1A, as filed on January 28, 2004.

(g)(1)    Global Custody Agreement between the Funds listed on Attachment A of such Agreement and JPMorgan Chase Bank, N. A. , dated April 12, 2007, is incorporated by reference to Exhibit (g)(1) of Post-Effective
          Amendment No. 76 to the Registration Statement on Form N-1A, as filed on July 3, 2007.

   (2)    Amendment, dated January 31, 2008, to the Global Custody Agreement between the Funds listed in such Amendment and JPMorgan Chase Bank, N.
          A. , dated May 4, 2007, is incorporated by reference to Exhibit (g)(2)
          of Post-Effective Amendment No. 82 to the Registration Statement on
          Form N-1A, as filed on January 30, 2008.

(h)(1)    Amended and Restated Administration Agreement with Morgan Stanley
          Investment Management Inc. , dated November 1, 2004, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 82 to
          the Registration Statement on Form N-1A, as filed on January 30, 2008.

   (2)    Sub-Administration Agreement with United States Trust Company of New
          York (now JPMorgan Chase Bank, N. A. ), dated November 18, 1993, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment
          No. 46 to the Registration Statement on Form N-1A, as filed on January
          29, 1998.

   (3)    Form of Amendment, dated January 31, 2008, to the Sub-Administration
          Agreement with United States Trust Company of New York (now JPMorgan
          Chase Bank, N. A. ), dated November 18, 1993, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 82 to the
          Registration Statement on Form N-1A, as filed on January 30, 2008.

   (4)    Amendment, dated March 7, 2007 to the Sub-Administration Agreement with United States Trust Company of New York (now JPMorgan Chase Bank,
          N. A. ), dated November 18, 1993, incorporated by reference to Exhibit
          (h)(4) of Post-Effective Amendment No. 76 to the Registration
          Statement on Form N-1A, as filed on July 3, 2007.

   (5)    Transfer Agency Agreement with JPMorgan Chase Global Funds Services
          Co., dated November 1, 2004, is incorporated by reference to Exhibit
          (h)(3) of Post-Effective Amendment No. 63 to the Registration
          Statement on Form N-1A, as filed on November 24, 2004.

   (6)    Investment Class Amended and Restated Shareholder Service Agreement,
          dated April 29, 2005 is incorporated by reference to Exhibit (h)(5) of
          Post-Effective Amendment No. 74 to the Registration Statement on Form
          N1-A, as filed on April 30, 2007.

(i)(1)    Opinion of Morgan, Lewis & Bockius LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(1) of Post-Effective
          Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

   (2)    Opinion of Clifford Chance US LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(2) of Post-Effective
          Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

   (3)    Opinion of Morgan, Lewis & Bockius LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 67 to the
          Registration Statement on Form N-1A, as filed on April 26, 2006.

   (4)    Opinion of Clifford Chance US LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to
          Exhibit (i)(2) of Post-Effective Amendment No. 67 to the Registration
          Statement on Form N-1A, as filed on April 26, 2006.

   (5)    Opinion of Morgan, Lewis & Bockius LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 69 to
          the Registration Statement on Form N-1A, as filed on July 19, 2006.

   (6)    Opinion of Clifford Chance US LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 69 to the
          Registration Statement on Form N-1A, as filed on July 19, 2006.

   (7)    Opinion of Morgan, Lewis & Bockius LLP, dated December 21, 2007 (with respect to Class H Shares), is incorporated by reference to Exhibit
          (i)(1) of Post-Effective Amendment No. 81 to the Registration
          Statement on Form N-1A, as filed on December 21, 2007.

   (8)    Opinion of Clifford Chance US LLP, dated December 21, 2007 (with respect to Class H Shares), is incorporated by reference to Exhibit
          (i)(8) of Post-Effective Amendment No. 81 to the Registration
          Statement on Form N-1A, as filed on December 21, 2007.

   (9)    Opinion of Morgan, Lewis & Bockius LLP (with respect to Advisory
          Portfolio II), is incorporated by reference to Exhibit (i)(9) of
          Post-Effective Amendment No. 82 to the Registration Statement on Form
          N-1A, as filed on January 30, 2008.

   (10)   Opinion (with respect to Advisory Portfolio II) and consent of
          Clifford Chance US LLP, is incorporated by reference to Exhibit
          (i)(10) of Post-Effective Amendment No. 82 to the Registration
          Statement on Form N-1A, as filed on January 30, 2008.

   (11)   Opinion of Morgan, Lewis & Bockius LLP (with respect to Advisory
          Portfolio V), to be filed by further amendment.

   (12)   Opinion (with respect to Advisory Portfolio V), and consent of Clifford
          Chance US LLP, to be filed by further amendment.

   (j)    Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

   (k)    Not Applicable.

   (l)    Not Applicable.

(m)(1)    Amended and Restated Shareholder Services Plan under Rule 12b-1 relating to Class P Shares (formerly Adviser Class Shares), is incorporated by reference to Exhibit (m)(l) of Post-Effective
          Amendment No. 83 to the Registration Statement on Form N-1A, as filed on April 4, 2008.

   (2)    Shareholder Services Plan under Rule 12b-1 relating to Class H Shares, is incorporated by reference to Exhibit (m)(2) of Post-Effective
          Amendment No. 82 to the Registration Statement on Form N-1A, as filed on January 30, 2008.

   (n)    Amended Rule 18f-3 Multiple Class Plan, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 82 to the Registration
          Statement on Form N-1A, as filed on January 30, 2008.

   (o)    RESERVED.

(p)(1)    Code of Ethics for the Fund is incorporated by reference to Exhibit
          (p)(1) of Post-Effective Amendment No. 65 to the Registration
          Statement on Form N-1A, as filed on January 30, 2006.

   (2)    Code of Ethics for Morgan Stanley Investment Management, dated May 12,
          2008, filed herein.

   (q)    Powers of Attorney of Trustees dated April 25, 2008, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

      The Fund is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

      State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

      Reference is made to Article VI of Registrant's Amended and Restated
      By-Laws, dated July 31, 2003, which is incorporated by reference:

      Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

                                        2

      The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered
      Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such
      Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the
      Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such
      Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

      Morgan Stanley Investment Management Inc. (the "Adviser") provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

      Listed below are the officers and Trustees of Morgan Stanley Investment
      Management, Inc.

NAME AND POSITION WITH                                         OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.                         PROFESSION OR VOCATION
--------------------------------------------    -----------------------------------------------------------
Stuart Bohart                                   President, Managing Director and Director of Morgan
President, Managing Director and Director       Stanley Investment Advisors Inc., Van Kampen Advisors, Inc.
                                                and Van Kampen Asset Management, Director and Managing
                                                Director of Van Kampen Investments Inc., Head of Global
                                                Fixed Income Group of Morgan Stanley Investment
                                                Management.

Ronald E. Robison                               Managing Director and Director of Van Kampen Asset
Managing Director and Director                  Management, Morgan Stanley Distributors Inc., Morgan
                                                Stanley Distribution, Inc. and Morgan Stanley Investment
                                                Advisors Inc., President, Chief Executive Officer and
                                                Director of Morgan Stanley Services Company Inc., Director
                                                of Morgan Stanley Trust, Van Kampen Investments Inc. and
                                                Van Kampen Investor Services Inc., Managing Director of
                                                Van Kampen Advisors Inc.

Amy R. Doberman                                 Managing Director and General Counsel, U.S. Investment
Managing Director and Secretary                 Management of Morgan Stanley Investment Management

Dennis F. Shea                                  Managing Director and Chief Investment Officer-Global
Managing Director and Chief Investment Officer- Equity Group of Morgan Stanley Investment Management
Global Equity Group

Carsten Otto                                    Managing Director and Global Head of Compliance for
Managing Director                               Morgan Stanley Investment Management and Chief
                                                Compliance Officer of Morgan Stanley Retail Funds and
                                                Institutional Funds.

Mary Ann Picciotto                              Chief Compliance Officer of Morgan Stanley Investment
Executive Director and                          Advisors Inc., Van Kampen Asset Management and Van
Chief Compliance Officer                        Kampen Advisors Inc.

Kenneth Castiglia                               Managing Director, Chief Financial Officer and Treasury of
Managing Director,                              Morgan Stanley Investment Management

Chief Financial Officer and Treasurer

      For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-15757) filed under the Investment
Advisers Act of 1940, incorporated herein by reference.

                                        3

      In addition, the Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) State the name of each investment company (other than the Registrant)
for which each principal underwriter currently distributing the Fund's securities acts as a principal underwriter, depositor or investment adviser.

      Morgan Stanley Distribution, Inc. acts as sole distributor of the
      Registrant's shares.

      (b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to
Item 19.

      The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is One Tower Bridge, 100 Front
      Street, Suite 1100, West Conshohocken, PA 19428.

 NAME AND PRINCIPAL BUSINESS        POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES WITH
           ADDRESS                         UNDERWRITER                          REGISTRANT
------------------------------   --------------------------------   ---------------------------------
Ronald E. Robison                Managing Director and Director     President and Principal Executive
                                                                    Officer

Kenneth Castiglia                Director                           None

Jerry Miller                     Director, Chief Executive          None
                                 Officer and President

Stefanie Chang Yu                Secretary                          Vice President

Evan Gordon                      Vice President                     None
                                 and Chief Compliance Officer

Gina Gallagher                   Chief AML Officer                  None

Joseph D. Auria                  Financial and Operations Principal None

                                        4

      (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the
Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

          Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section
31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

      Books or other documents required to be maintained by Section 31(a) of the
      Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

          JPMorgan Chase Bank, N.A.
          3 Chase MetroTech Center
          Brooklyn, NY 11245
          (records relating to its function as custodian)

          JPMorgan Investor Services Company
          73 Tremont Street
          Boston, MA 02108-3913
          (records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

          Morgan Stanley Investment Management Inc.
          522 Fifth Avenue
          New York, NY 10036
          (records relating to its function as investment adviser)

ITEM 29. MANAGEMENT SERVICES

      Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or part B, disclosing the parties to the contract and the total amount paid and by whom for the Fund's last three fiscal years.

      Not applicable.

ITEM 30. UNDERTAKINGS

      In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

      (a) Not applicable.

                                        5

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this
Post-Effective Amendment No. 84 to the Registration Statement No. 002-89729 to
be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of New York and State of New York on the 29th day of May 2008.

                                       MORGAN STANLEY INSTITUTIONAL FUND
                                       TRUST

                                       /s/ Ronald E. Robison
                                       -----------------------------------------
                                       Ronald E. Robison
                                       President and Principal Executive Officer

      Pursuant to the requirements of the Securities Act, this Post-Effective
Amendment No. 84 has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                         TITLE                            DATE
       ---------                                         -----                            ----
(1) Principal Executive Officer          President and Principal Executive Officer    May 29, 2008
/s/ Ronald E. Robison
------------------------------------
Ronald E. Robison

(2) Principal Financial Officer          Treasurer and Chief Financial Officer        May 29, 2008
/s/ James Garrett
------------------------------------
James Garrett

(3) Majority of the Trustees

          INDEPENDENT TRUSTEES
          --------------------
Frank L. Bowman                          Michael F. Klein
Michael Bozic                            Michael E. Nugent (Chairman)
Kathleen A. Dennis                       W. Allen Reed
Manuel H. Johnson                        Fergus Reid
Joseph J. Kearns

/s/ Carl Frischling                                                                   May 29, 2008
------------------------------------
By: Carl Frischling
Attorney-In-Fact for the
Independent Trustees

           INTERESTED TRUSTEE
           ------------------
James F. Higgins

/s/ Stefanie V. Chang Yu                                                              May 29, 2008
------------------------------------
By: Stefanie V. Chang Yu
Attorney-In-Fact for the
Management Trustee

                                  EXHIBIT INDEX

(p)(2)    Code of Ethics for Morgan Stanley Investment Management.

(q)       Powers of Attorney of Trustees